UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2023

ULTA BEAUTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33764	38-4022268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Remington Blvd., Suite 120, Bolingbrook, Illinois 60440
(Address of Principal Executive Offices and zip code)

(630) 410-4800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ULTA	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.03.Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Following the Annual Meeting (as defined below) on June 1, 2023, the Board of Directors of Ulta Beauty, Inc. (the “Company”) approved additional amendments of the Company’s Bylaws as follows:

●	Added a plurality carveout for contested elections (i.e., when the number of nominees for director is greater than the number of directors to be elected at the meeting) to Section 8 of Article II of the Company’s Bylaws;
●	Amended the advance notice provisions of the Company’s Bylaws (i.e., Section 11 of Article II and Section 2 of Article III of Ulta’s Bylaws) to mandate derivatives disclosure;
●	Revised Section 5 of Article II of the Company’s Bylaws (relating to stockholder lists) to match the changes made to Section 219 of the Delaware General Corporation Law relating to stockholder lists; and
●	Made a few minor edits to the advance notice provisions of the Company’s Bylaws to better coordinate with the proxy access provisions added to the Company’s Bylaws in June 2020.

Item 5.07Submission of Matters to a Vote of Security Holders.

On June 1, 2023, the Company held its 2023 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on the following proposals:

●	The election of Michelle L. Collins, Patricia A. Little, Heidi G. Petz and Michael C. Smith as Class I directors;
●	An amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors;
●	Amendments to the Company’s Bylaws to provide that directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors and, if Proposal 2 is approved, with or without cause;
●	An amendment to the Company’s Certificate of Incorporation to replace all supermajority voting standards for amendments to the Certificate of Incorporation with a majority standard;
●	An amendment to the Company’s Bylaws to replace all supermajority voting standards for amendments to the Bylaws with a majority standard;
●	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2023, ending February 3, 2024;
●	An advisory vote to approve the Company’s executive compensation; and
●	An advisory vote on the frequency of future advisory votes on the Company’s executive compensation.

As of the close of business on April 4, 2023, the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 50,088,578 shares of the Company’s common stock were outstanding and eligible to vote, with one vote for each share held. Approximately 87.78% of all shares were represented at the Annual Meeting in person or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Election of Directors

The stockholders elected Michelle L. Collins, Patricia A. Little, Heidi G. Petz and Michael C. Smith as Class I directors to hold office until the 2024 annual meeting of stockholders (because Proposals 2 and 3 below were also approved). The results of the vote were as follows:

	For		Against		Abstain		Broker Non-Votes
Name	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
Michelle L. Collins	38,382,415	94.06%	2,367,127	5.80%	57,307	0.14%	3,162,756	N/A

Patricia A. Little	40,418,562	99.05%	330,983	0.81%	57,304	0.14%	3,162,756	N/A

Heidi G. Petz	40,701,352	99.74%	48,088	0.12%	57,409	0.14%	3,162,756	N/A

Michael C. Smith	40,474,337	99.19%	272,464	0.67%	58,048	0.14%	3,162,756	N/A

Amendment to the Company’s Certificate of Incorporation to Declassify the Board of Directors and Provide for the Annual Election of Directors

The stockholders approved an amendment to the Company’s Certificate of Incorporation to declassify the Board of Directors and provide for the annual election of directors. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
40,720,343	81.30%	27,587	0.05%	58,919	0.12%	3,162,756	6.31%

Amendments to the Company’s Bylaws to Provide that Directors may be Removed by the Holders of a Majority of the Shares then Entitled to Vote at an Election of Directors and, if Proposal 2 is Approved, With or Without Cause

The stockholders approved amendments to the Company’s Bylaws to provide that directors may be removed by the holders of a majority of the shares then entitled to vote at an election of directors and, since Proposal 2 was approved, with or without cause. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
40,693,694	81.24%	52,179	0.11%	60,976	0.12%	3,162,756	6.31%

Amendment to the Company’s Certificate of Incorporation to Replace all Supermajority Voting Standards for Amendments to the Certificate of Incorporation With a Majority Standard

The stockholders approved an amendment to the Company’s Certificate of Incorporation to replace all supermajority voting standards for amendments to the Certificate of Incorporation with a majority standard. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
40,685,917	81.23%	62,841	0.12%	58,091	0.12%	3,162,756	6.31%

An amendment to the Company’s Bylaws to Replace all Supermajority Voting Standards for Amendments to the Bylaws With a Majority Standard

The stockholders approved an amendment to the Company’s Bylaws to replace all supermajority voting standards for amendments to the Bylaws with a majority standard. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
40,686,552	81.23%	62,800	0.13%	57,497	0.11%	3,162,756	6.31%

Ratification of the Appointment of Ernst & Young LLP for Fiscal 2023

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year 2023, ending February 3, 2024. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage
40,151,725	91.32%	3,758,350	8.55%	59,530	0.13%	0	0.00%

Advisory Vote to Approve the Company’s Executive Compensation

The stockholders approved the Company’s executive compensation. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (2)
36,362,068	89.11%	3,619,347	8.87%	825,434	2.02%	3,162,756	N/A

Advisory Vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation

The stockholders expressed a preference that an advisory vote on the Company’s executive compensation occur every year. The results of the advisory vote were as follows:

Every Year		Every Two Years		Every Three Years		Abstain
Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)	Votes	Percentage (1)
40,126,048	98.37%	22,006	0.05%	643,675	1.58%	15,120	N/A

Broker Non-Votes
Votes	Percentage (2)
3,162,756	N/A

In accordance with the results of this vote, the Board of Directors of the Company determined to implement an advisory stockholder vote to approve the Company’s executive compensation every year until the next required advisory vote on the frequency of future advisory votes on the Company’s executive compensation, which is scheduled to occur at the Company’s 2029 annual meeting of stockholders.

_______________

(1)Based on a total of all shares received and eligible to be counted as voted on this proposal at the Annual Meeting.

(2)“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.

Item 9.01.Financial Statements and Exhibits.

(a)Not applicable.

(b)Not applicable.

(c)Not applicable.

(d)Exhibits. The exhibits listed in the exhibit index below are being filed herewith.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Incorporation of Ulta Beauty, Inc., as amended through June 1, 2023
3.2	Additional amendments to the Bylaws of Ulta Beauty, Inc. effected by the Board of Directors as of June 1, 2023
3.3	Bylaws of Ulta Beauty, Inc., as amended through June 1, 2023
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTA BEAUTY, INC.

Date: June 7, 2023	By:	/s/ Jodi J. Caro
Jodi J. Caro
General Counsel, Chief Risk & Compliance Officer and Corporate Secretary